                                AMENDMENT NO. 18
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS C SHARES)

        The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 14, 2006, as follows:

        WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Floating Rate Fund;

        NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS C SHARES)
                         (DISTRIBUTION AND SERVICE FEES)

    The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class C Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class C Shares of each Portfolio to the average daily net assets of the Class C Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class C Shares of the Portfolio.


                                              MAXIMUM
                                               ASSET
AIM COUNSELOR SERIES TRUST                     BASED         MAXIMUM        MAXIMUM
                                               SALES         SERVICE       AGGREGATE
PORTFOLIO - CLASS C SHARES                    CHARGE           FEE            FEE
                                              -------        -------       ----------
AIM Advantage Health Sciences Fund             0.75%          0.25%          1.00%
AIM Floating Rate Fund                         0.50%          0.25%          0.75%
AIM Multi-Sector Fund                          0.75%          0.25%          1.00%
AIM Structured Core Fund                       0.75%          0.25%          1.00%
AIM Structured Growth Fund                     0.75%          0.25%          1.00%
AIM Structured Value Fund                      0.75%          0.25%          1.00%

                                          MAXIMUM
                                           ASSET
AIM EQUITY FUNDS                           BASED         MAXIMUM        MAXIMUM
                                           SALES         SERVICE       AGGREGATE
PORTFOLIO - CLASS C SHARES                CHARGE           FEE            FEE
                                          -------        -------       ----------
AIM Capital Development Fund               0.75%          0.25%          1.00%
AIM Charter Fund                           0.75%          0.25%          1.00%
AIM Constellation Fund                     0.75%          0.25%          1.00%
AIM Diversified Dividend Fund              0.75%          0.25%          1.00%
AIM Large Cap Basic Value Fund             0.75%          0.25%          1.00%
AIM Large Cap Growth Fund                  0.75%          0.25%          1.00%
AIM Select Basic Value Fund                0.75%          0.25%          1.00%

                                                MAXIMUM
                                                 ASSET
AIM FUNDS GROUP                                  BASED         MAXIMUM        MAXIMUM
                                                 SALES         SERVICE       AGGREGATE
PORTFOLIO - CLASS C SHARES                      CHARGE           FEE            FEE
                                                -------        -------       ----------
AIM Basic Balanced Fund                          0.75%          0.25%          1.00%
AIM European Small Company Fund                  0.75%          0.25%          1.00%
AIM Global Value Fund                            0.75%          0.25%          1.00%
AIM International Small Company Fund             0.75%          0.25%          1.00%
AIM Mid Cap Basic Value Fund                     0.75%          0.25%          1.00%
AIM Select Equity Fund                           0.75%          0.25%          1.00%
AIM Small Cap Equity Fund                        0.75%          0.25%          1.00%

                                                       MAXIMUM
                                                        ASSET
AIM GROWTH SERIES                                       BASED         MAXIMUM        MAXIMUM
                                                        SALES         SERVICE       AGGREGATE
PORTFOLIO - CLASS C SHARES                             CHARGE           FEE            FEE
                                                       -------        -------       ----------
AIM Basic Value Fund                                    0.75%          0.25%          1.00%
AIM Conservative Allocation Fund                        0.75%          0.25%          1.00%
AIM Global Equity Fund                                  0.75%          0.25%          1.00%
AIM Growth Allocation Fund                              0.75%          0.25%          1.00%
AIM Income Allocation Fund                              0.75%          0.25%          1.00%
AIM International Allocation Fund                       0.75%          0.25%          1.00%
AIM Mid Cap Core Equity Fund                            0.75%          0.25%          1.00%
AIM Moderate Allocation Fund                            0.75%          0.25%          1.00%
AIM Moderate Growth Allocation Fund                     0.75%          0.25%          1.00%
AIM Moderately Conservative Allocation Fund             0.75%          0.25%          1.00%
AIM Small Cap Growth Fund                               0.75%          0.25%          1.00%

                                              MINIMUM
                                               ASSET
AIM INTERNATIONAL MUTUAL FUNDS                 BASED         MAXIMUM        MAXIMUM
                                               SALES         SERVICE       AGGREGATE
PORTFOLIO - CLASS C SHARES                    CHARGE           FEE            FEE
                                              -------        -------       ----------
AIM Asia Pacific Growth Fund                   0.75%          0.25%          1.00%
AIM European Growth Fund                       0.75%          0.25%          1.00%
AIM Global Aggressive Growth Fund              0.75%          0.25%          1.00%
AIM Global Growth Fund                         0.75%          0.25%          1.00%
AIM International Core Equity Fund             0.75%          0.25%          1.00%
AIM International Growth Fund                  0.75%          0.25%          1.00%

                                            MAXIMUM
                                             ASSET
AIM INVESTMENT FUNDS                         BASED         MAXIMUM         MAXIMUM
                                             SALES         SERVICE        AGGREGATE
PORTFOLIO - CLASS C SHARES                  CHARGE           FEE             FEE
                                            -------        -------       ----------
AIM China Fund                               0.75%          0.25%          1.00%
AIM Developing Markets Fund                  0.75%          0.25%          1.00%
AIM Enhanced Short Bond Fund                 0.75%          0.25%          1.00%
AIM Global Health Care Fund                  0.75%          0.25%          1.00%
AIM International Bond Fund                  0.75%          0.25%          1.00%
AIM Japan Fund                               0.75%          0.25%          1.00%
AIM Trimark Endeavor Fund                    0.75%          0.25%          1.00%
AIM Trimark Fund                             0.75%          0.25%          1.00%
AIM Trimark Small Companies Fund             0.75%          0.25%          1.00%

                                            MAXIMUM
                                             ASSET
AIM INVESTMENT SECURITIES FUNDS              BASED         MAXIMUM        MAXIMUM
                                             SALES         SERVICE       AGGREGATE
PORTFOLIO - CLASS C SHARES                  CHARGE           FEE            FEE
                                            -------        -------       ----------
AIM Global Real Estate Fund                  0.75%          0.25%          1.00%
AIM High Yield Fund                          0.75%          0.25%          1.00%
AIM Income Fund                              0.75%          0.25%          1.00%
AIM Intermediate Government Fund             0.75%          0.25%          1.00%
AIM Money Market Fund                        0.75%          0.25%          1.00%
AIM Municipal Bond Fund                      0.75%          0.25%          1.00%
AIM Real Estate Fund                         0.75%          0.25%          1.00%
AIM Short Term Bond Fund                     0.75%          0.25%          1.00%
AIM Total Return Bond Fund                   0.75%          0.25%          1.00%

                                           MAXIMUM
                                            ASSET
AIM SECTOR FUNDS                            BASED         MAXIMUM        MAXIMUM
                                            SALES         SERVICE       AGGREGATE
PORTFOLIO - CLASS C SHARES                 CHARGE           FEE            FEE
                                           -------        -------       ----------
AIM Energy Fund                             0.75%          0.25%          1.00%
AIM Financial Services Fund                 0.75%          0.25%          1.00%
AIM Gold & Precious Metals Fund             0.75%          0.25%          1.00%
AIM Leisure Fund                            0.75%          0.25%          1.00%
AIM Technology Fund                         0.75%          0.25%          1.00%
AIM Utilities Fund                          0.75%          0.25%          1.00%

                                      MAXIMUM
                                       ASSET
AIM SPECIAL OPPORTUNITIES FUNDS        BASED         MAXIMUM        MAXIMUM
                                       SALES         SERVICE       AGGREGATE
PORTFOLIO - CLASS C SHARES            CHARGE           FEE            FEE
                                      -------        -------       ----------
AIM Opportunities I Fund               0.75%          0.25%          1.00%
AIM Opportunities II Fund              0.75%          0.25%          1.00%
AIM Opportunities III Fund             0.75%          0.25%          1.00%

                                         MAXIMUM
                                          ASSET
AIM STOCK FUNDS                           BASED         MAXIMUM          MAXIMUM
                                          SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS C SHARES               CHARGE           FEE              FEE
                                         -------        -------        ----------
AIM Dynamics Fund                         0.75%          0.25%            1.00%

                                         MAXIMUM
                                          ASSET
                                          BASED         MAXIMUM          MAXIMUM
                                          SALES         SERVICE         AGGREGATE
AIM SUMMIT FUND                          CHARGE           FEE              FEE
                                         -------        -------        ----------
Class C Shares                            0.75%          0.25%            1.00%

                                         MAXIMUM
                                          ASSET
AIM TAX-EXEMPT FUNDS                      BASED         MAXIMUM         MAXIMUM
                                          SALES         SERVICE        AGGREGATE
PORTFOLIO - CLASS C SHARES               CHARGE           FEE             FEE
                                         -------        -------        ----------
AIM High Income Municipal Fund            0.75%          0.25%            1.00%


* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  April 14, 2006